EXHIBIT 10.7

Management Bonus Plan

Purpose:

Attract, retain and motivate management with exceptional ability.

Eligibility Requirements:

Management personnel are eligible for consideration

Employed by the company for a minimum of six months of the fiscal year

Be actively employed by the company at the time of payment or retired between the last day of the fiscal year and the payment date.  Retirees must meet the definition of normal retirement — sixty-five years old with a minimum of five years of service with the company

Rated Good or higher on last performance evaluation

Calculations:

Bonus percentages are based on a Board approved matrix which consists of five company performance levels and five categories of management

Bonuses will be calculated on base salaries as of the last day of the fiscal year

Bonuses will be prorated for those with six but less than 12 months of service in the fiscal year and those promoted to an eligible position during the fiscal year

Bonuses for those on an approved leave of absence, including disability, will be prorated based upon the number of full months actually worked during the fiscal year

Bonuses will be rounded to the nearest hundred — up or down

REVISED MANAGEMENT BONUS GUIDELINES

DECEMBER 2011

		LEVEL 1	LEVEL 2	LEVEL 3	LEVEL 4	LEVEL 5
	Return on Average Assets (ROAA)	.70% - .79%	.80% - .89%	.90% - .99%	1.00% - 1.09%	> 1.09%
	Return on Average Equity (ROAE)	5.00% - 6.99%	7.00% - 8.99%	9.00% - 9.99%	10.00% - 10.99%	> 10.99%
	Return on Average Tang. Equity (ROATE)	6.00% - 7.99%	8.00% - 9.99%	10.00% - 11.99%	12.00% - 12.99%	> 12.99%
	% Growth in Earnings per Share	8.00% - 8.99%	9.00% - 9.99%	10.00% - 10.99%	11.00% - 11.99%	> 11.99%
	Retail Deposit Growth (Non-CD)	1.00% - 1.99%	2.00% - 2.99%	3.00% - 3.99%	4.00% - 4.99%	> 4.99%

CATEGORY	RATING

A	4	10%	15%	20%	25%	30%
CEO/Pres &	3	8%	12%	16%	20%	24%
EVPs	2	0%	0%	0%	0%	0%
	1	0%	0%	0%	0%	0%

B	4	8%	13%	18%	23%	27%
SVPs	3	6%	10%	14%	18%	21%
	2	0%	0%	0%	0%	0%
	1	0%	0%	0%	0%	0%

C	4	7%	12%	16%	20%	24%
Region &	3	6%	10%	14%	17%	21%
Subsidiary	2	4%	7%	9%	11%	13%
Presidents	1	0%	0%	0%	0%	0%

D	4	6%	10%	14%	18%	22%
Employees	3	5%	8%	12%	15%	18%
in	2	3%	5%	7%	9%	11%
Grades 13	1	0%	0%	0%	0%	0%
and above

E	4	5%	8%	12%	16%	20%
Employees	3	4%	6%	10%	13%	16%
in	2	2%	3%	5%	7%	8%
Grades	1	0%	0%	0%	0%	0%
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